                                                                    EXHIBIT 10.3


                               TABLE OF INVESTORS
                     SERIES E 6% CONVERTIBLE PREFERRED STOCK

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                             NUMBER OF
INVESTOR                     SERIES E SHARES      CONSIDERATION PAID
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Celeste Trust Reg.           25,000               $250,000
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Esquire Trade and Finance,   25,000               $250,000
Inc.
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Gulfstream Financial         80,000               Conversion of promissory notes with principal outstanding
Partners                                          amount of $800,000
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Richard Lockwood             30,000               Conversion of promissory note with principal outstanding
                                                  amount of $300,000
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Wayne Mills                  100,000              $1,000,000
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Wayne Mills                  106,250              Conversion of promissory notes with principal outstanding
                                                  amount of $1,062,500
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The Shaar Fund, Ltd.         35,000               Cash investment of $350,000
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Wyncrest Capital, Inc.       15,000               Conversion of promissory note with principal outstanding
                                                  amount of $150,000
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TOTALS:                      416,250              $4,162,500 in investments
                             shares
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